AMENDMENT NO. 1 TO
                                   TERM NOTE

         THIS AMENDMENT NO. 1 TO TERM NOTE (the "Amendment Agreement") is made and entered into as of this 2nd day of April, 1996 by and between TEAM RENTAL GROUP, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), a national banking association (the "Lender"). Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Note (defined below).

                             W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender have entered into the Term Note dated as of February 27, 1996 whereby the Lender has made to the Borrower a term loan (such note, as at any time amended, restated, modified or supplemented, being referred to as the "Note"); and

         WHEREAS, the Borrower and the Lender have agreed that the Note shall be amended in the manner set forth herein;

         NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. AMENDMENTS TO NOTE. Subject to the conditions hereof, the Note is hereby amended as follows, effective as of the date hereof:

         a.       The Maximum Amount is hereby amended to read
                  "$17,000,000".

         b. The Interest Rate Options line is hereby amended by deleting such line in its entirety, and the following inserted in lieu thereof:

                           "Interest Rate Option: Prime Rate plus 3%".

         c. The last sentence of the first paragraph of the Note is hereby deleted and the following inserted in lieu thereof:

                           "The proceeds of the Loan shall be used (i) to finance Borrower's acquisition of Arizona Rent-A-Car Systems, Inc., a Delaware corporation ("ARAC"),
                           (ii) to pay outstanding amounts due to City
                           National Bank and Budget Rent-A-Car of Southern California for the acquisition by the Borrower of Brac-Opco, Inc. and (iii) to pay certain fees due to the Bank."

         d. Section 1.2 of the Note is hereby amended by deleting such Section in its entirety and the following inserted in lieu thereof:

                           "1.2 Making the Loan. $7,000,000 of The Loan shall be made on the Closing Date and $10,000,000 of the Loan shall be made on April 26, 1996. Lender shall on the Closing Date, in immediately available funds, deliver the proceeds of the Loan to be made on such date to the persons and locations listed on
                           Schedule 1 and on April 26, 1996, in immediately available funds, deliver the proceeds of the Loan to be made on such date, (i) in the following amounts to the following accounts:

                                   To: Budget SOCAL $4,800,000
                                    Account Name: Budget Rent a Car of SOCAL
                                    Account No. 030109740
                                    Routing Symbol: 122016066

                                   To: City National Bank $4,700,000
                                    Attention: Rod Teague
                                               Westside CBC #67
                                    Routing Symbol: 122016066
                                    Ref. Team Rental of Southern California

                           and (ii) in the amount of $500,000 to the Bank."

         e. Section 1.5 of the Note is hereby amended by adding a new paragraph (c) thereto as follows and changing the lettering of the remainder of the paragraphs to reflect such addition:

                           "(c) Prime Rate Loans. The unpaid principal balance of the Loan shall bear interest at the Prime Rate plus 3%. Interest on the Loan shall be payable on the Termination Date."

         f. Section 1.5 of the Note is hereby amended by deleting new paragraph (f) therefrom.

         g. The Note is hereby globally amended by deleting all references to "Applicable LIBOR Rate", "Base Rate", "Base Rate Loans", "Federal Funds Effective Rate", "Interest Period", "LIBOR Rate", "LIBOR Rate Loans", "Margin" and "Type Loan".

         h. Section 1.7 of the Note is hereby amended by deleting paragraph (l) therefrom and inserting the following in lieu thereof:

                           "(l) INTENTIONALLY DELETED".

         i. The definition of "Default Rate" in Article VI is hereby amended to read as follows:

                           "'Default Rate' shall mean a rate of interest per annum which shall be seven percent (7%) above the Prime Rate".

         j. The definition of "Loan" in Article VI is hereby amended to read as follows:

                           "'Loan' shall mean the Loan made hereunder in the
                            aggregate principal amount of $17,000,000."

         k. The definition of "Loan Documents" in Article VI is hereby amended by inserting after the word "Guaranty" the phrase "Warrant".

         l. The following new definitions are hereby added to Article VI in the appropriate alphabetical order:

                           "'Side Letter' shall mean the Side Letter between the Borrower and the Lender dated April 26, 1996.

                           'Warrant' shall mean any Warrant Agreement or other instrument, document or consideration given pursuant to the Side Letter."

         2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Note has been re-examined by the Borrower and that:

                  (a) The representations and warranties made by the Borrower in Article II thereof are true on and as of the date hereof;

                  (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since February 27, 1996 other than changes in the ordinary course of business;

                  (c) The business and properties of the Borrower and its Subsidiaries are not, and since February 27, 1996 have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) After giving effect to this Amendment Agreement no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Note or any other Loan Document, either immediately or with the lapse of time or the giving of notice, or both.

         3. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of Borrower as provided in the Guaranty.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Lender of the following:

                           (i) executed originals of this Amendment Agreement and the Side Letter;

                           (ii) resolutions of the boards of directors or
                  other appropriate governing body (or of the appropriate committee thereof) of the Borrower certified by its secretary or assistant secretary as of the date hereof, approving and adopting this Amendment Agreement and any other documents to be executed by the Borrower, and authorizing the execution and delivery thereof;

                           (iii) evidence satisfactory to the Lender of
                  Borrower's payment of $9,500,000 of the indebtedness incurred in connection with the acquisition of Brac-Opco, Inc.;

                           (iv) an opinion of counsel to the Borrower and the Guarantors in a form acceptable to the Lender;

                           (v) $500,000 of the commitment fees referred to in
                  the engagement letter dated April 3, 1996 shall have been paid to the Bank; and

                           (vi) such other documents, instruments and
                  certificates as the Lender may reasonably request on or prior to the effective date hereof in connection with consummation of the transactions contemplated hereby.

All proceedings of the Borrower and each Subsidiary relating to the matters provided for herein shall be satisfactory to the Lender and its counsel.

         5. FEES. The Borrower shall promptly reimburse the Lender for the aggregate reasonable legal fees incurred by the Lender in connection with the negotiation, review and execution of this Amendment Agreement.

         6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Note and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF FLORIDA. THE BORROWER AND THE GUARANTOR HEREBY SUBMIT TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR FOR THE PURPOSES OF COLLECTION.

         10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. NOTE. All references in any of the Loan Documents to the Note shall mean and include such agreement as amended hereby.

         12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Guarantors and the Lender and their respective successors, assigns and legal representatives; provided, however, that the Borrower and the Guarantors, without the prior consent of the Lender, may not assign any rights, powers, duties or obligations hereunder.



                 [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            BORROWER:

                                            TEAM RENTAL GROUP, INC.


                                            By: /s/ Jeffrey D. Congdon
                                               -------------------------------
                                            Name:  Jeffrey D. Congdon
                                            Title: Chief Financial Officer
WITNESS:


- ----------------------------

[CORPORATE SEAL]


                                            LENDER:

                                            NATIONSBANK, NATIONAL ASSOCIATION
                                            (SOUTH)


                                            By: /s/ David E. Spalding
                                               -------------------------------
                                            Name: David E. Spalding
                                            Title: Assistant Vice President


                             SIGNATURE PAGE 1 OF 2

                                            GUARANTORS:

                                            VPSI, INC.

                                            By: /s/ Sanford Miller
                                               -------------------------------
                                            Name: Sanford Miller
                                            Title: Vice President


                                            TEAM CAR SALES OF SOUTHERN
                                                     CALIFORNIA, INC.
                                            TEAM FLEET SERVICES CORPORATION
                                            TEAM CAR SALES OF DAYTON, INC.
                                            TEAM RENTAL OF CONNECTICUT, INC.
                                            DON KREMER, INC.
                                            TEAM RENTAL OF FT. WAYNE, INC.
                                            TEAM RENTAL OF SOUTHERN
                                                     CALIFORNIA, INC.
                                            TEAM RENTAL OF ROCHESTER, INC.
                                            ARIZONA RENT-A-CAR SYSTEMS, INC.
                                            TEAM RENTAL OF PHILADELPHIA, INC.
                                            TEAM CAR SALES OF CHARLOTTE, INC.
                                            TEAM RENTAL OF PITTSBURGH, INC.
                                            TEAM CAR SALES OF PHILADELPHIA, INC.
                                            TEAM CAR SALES OF RICHMOND, INC.
                                            TEAM CAR SALES OF SAN DIEGO, INC.
                                            LEE-AL, INC.
                                            MACKAY CAR & TRUCK RENTALS, INC.
                                            WESTEAM ENTERPRISES, INC.
                                            TRANEX RENTALS OF NEW YORK, INC.
                                            CAPITAL CITY LEASING, INC.
                                            TEAM RENTAL OF CINCINNATI, INC.


                                            By: /s/ Sanford Miller
                                               -------------------------------
                                            Name: Sanford Miller
                                            Title: President

                   ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF
                            TEAM RENTAL GROUP, INC.

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this 26th day of April, 1996 A.D., personally appeared Jeffrey D. Congdon known to be the Chief Financial Officer of Team Rental Group, Inc. (the "Borrower"), who, being by me duly sworn, says he works at 7050 West Washington Street, Indianapolis, Indiana 46241 and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Amendment No. 1 to Term Note dated as of April 2, 1996, was signed by him as said Chief Financial Officer on behalf of the Borrower.

         Witness my hand and official seal this 26th day of April, 1996.



/s/ Patricia L. Romus
- -------------------------------------
            Notary Public

(SEAL)

My Commission Expires: 2-5-2000
                       ---------

                        AFFIDAVIT OF DAVID E. SPALDING

         The undersigned, being first duly sworn, deposes and says that:

         1. He is an Assistant Vice President of NationsBank, National Association (South) (the "Bank") and works at NationsBank Tower, 100 Southeast 2nd Street, 14th Floor, Miami, Florida 33131.

         2. The Amendment No. 1 to Term Note of Team Rental Group, Inc. to the Bank increasing the principal amount of the Note from $7,000,000 to $17,000,000, among other things, dated as of April 2, 1996 was executed before him and delivered to him, on behalf of the Bank in Charlotte, North Carolina on April 26, 1996.

         This the 26th day of April, 1996.


/s/ David E. spalding
- ---------------------------------------
          David E. Spalding


                          Acknowledgment of Execution

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this 26th day of April, 1996 A.D., personally appeared David E. Spalding who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this 26th day of April, 1996.


/s/ Patricia L. Romus
- -------------------------------------
           Notary Public

(SEAL)

My Commission Expires: 2-5-2000
                       --------

                                            GUARANTORS:

                                            VPSI, INC.

                                            By: /s/ Sanford Miller
                                               -------------------------------
                                            Name: Sanford Miller
                                            Title: Vice President


                                            TEAM CAR SALES OF SOUTHERN
                                                     CALIFORNIA, INC.
                                            TEAM FLEET SERVICES CORPORATION
                                            TEAM CAR SALES OF DAYTON, INC.
                                            TEAM RENTAL OF CONNECTICUT, INC.
                                            DON KREMER, INC.
                                            TEAM RENTAL OF FT. WAYNE, INC.
                                            TEAM RENTAL OF SOUTHERN
                                                     CALIFORNIA, INC.
                                            TEAM RENTAL OF ROCHESTER, INC.
                                            ARIZONA RENT-A-CAR SYSTEMS, INC.
                                            TEAM RENTAL OF PHILADELPHIA, INC.
                                            TEAM CAR SALES OF CHARLOTTE, INC.
                                            TEAM RENTAL OF PITTSBURGH, INC.
                                            TEAM CAR SALES OF PHILADELPHIA, INC.
                                            TEAM CAR SALES OF RICHMOND, INC.
                                            TEAM CAR SALES OF SAN DIEGO, INC.
                                            LEE-AL, INC.
                                            MACKAY CAR & TRUCK RENTALS, INC.
                                            WESTEAM ENTERPRISES, INC.
                                            TRANEX RENTALS OF NEW YORK, INC.
                                            CAPITAL CITY LEASING, INC.
                                            TEAM RENTAL OF CINCINNATI, INC.


                                            By: /s/ Sanford Miller
                                               -------------------------------
                                            Name: Sanford Miller
                                            Title: President